EXHIBIT 10.3

CERTAIN PERSONALLY IDENTIFIABLE INFORMATION CONTAINED

IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED.

Sublease Agreement

Party A:  Shenzhen Supplies Group Co., Ltd.

Authorized representative: [***]

Unified social credit code: [***]

Party B: Xinanji Medical Technology (Shenzhen) Co., Ltd.

Legal representative: [***]

Unified social credit code: [***]

Party C: Li Huang

Valid ID number: [***]

Party D: EpiAis Biomedical Engineering (Shenzhen) Co., Ltd.

Legal representative: [***]

Unified social credit code:  [***]

Party E:  Xiaoting Liu

Valid ID number: [***]

Party F: Shenzhen City Pulse Object Co., Ltd.

Legal representative:  [***]

Unified social credit code: [***]

Party A, Party B and Party C 2023 3 On the 24th of the month , Party B rented all the space owned by Party A. Unit 605-09 , 6th Floor, Material Holdings Landmark Building, No. 6 Liyuan Road, Sungang, Luohu District, Shenzhen Property (hereinafter referred to as “Leased Property”), sign the Shenzhen Housing Lease Contract (hereinafter referred to as The lease term is from March 15, 2023 to March 2026. On March 14, 2023, Party B and Party F signed the Landmark Building Project Property Service Agreement (hereinafter referred to as the “Property Service Agreement”); now the parties reached an agreement on the subject matter of the lease contract and property service agreement (hereinafter referred to as the “original contract”). The following agreement has been reached on related matters for mutual compliance:

1. On and after 2024 Year 4 moon 1, Party B shall transfer its rights and obligations under the original contract The rights are generally transferred to Party D, and Party D agrees to assume them generally.

2. Party B shall settle all expenses incurred during the lease period under the original contract. The meter readings for the electricity charges and electricity service fees after March 15, 2019 have not yet been read. Party B, Party C, Party D and Party E confirm that this part of the charges will be settled by Party A after reading the meter and will notify Party D separately. Party D shall pay the full amount within three days after receiving the notice from Party A.

3. Party E is willing to pay all debts of Party D under the original contract (including but not limited to the lease). deposit, rental deposit, various fees, interest, liquidated damages, compensation and any other litigation fees/arbitration fees, preservation fees, guarantee fees, appraisal fees, notarization fees, The Company shall provide a joint and several liability guarantee to Party A for the period of Three years from the date of expiration of the aforementioned debt repayment period.

4. The rental deposit of RMB 189,676 and the water and electricity deposit paid by Party B under the original contract 35,600 yuan and the property fee deposit of 32,182 yuan were all transferred to Party D as payment by Party D Lease deposit, water and electricity deposit and property fee deposit to Party A and ourselves.

5. The information delivered by Party A, Party B, Party C and Party F is consistent with the original contract. Party D and Party E confirm the effective delivery methods are as follows:

The provisions regarding delivery in the original contract remain valid and apply to all parties to this Agreement.

6. This Agreement is an effective supplement to the original contract and an integral part of the original contract.

It has the same legal effect as the original contract.

VII. This Agreement shall come into force from the date of signing and shall be made in seven copies, with Party A holding two copies and Party B, Party C, Party D, Party E and Party F each hold one copy, and all have the same legal effect.

(No text below)

First square:
Authorized Representative:

Party B:
Law Certainly generation surface:

Party C (Signature): yellow

Ding Fang:

Legal representative:

Party E (Signature):

Heng

Our side:

Legal representative:

2024 April 20